SPONSORSHIP AGREEMENT


THIS AGREEMENT, dated for reference March 13, 1996, is made

BETWEEN:

                  HEALTHCARE CAPITAL CORP., a corporation incorporated pursuant to the laws of the Province of Alberta and having an office located at 1120-595 Howe Street, Vancouver, British Columbia, V6B 1N2

                                                                (the "Issuer");

AND:

                  C.M. OLIVER & COMPANY LIMITED, a company amalgamated under the laws of British Columbia, having its head office at the 2nd Floor, 750 West Pender Street, Vancouver, British Columbia, V6C 1B5

                                                                (the "Sponsor").


WHEREAS:

A. The Issuer wishes to distribute to residents of British Columbia and Alberta units, comprised of one common share and one share purchase warrant, to be issued on the exercise of previously issued special warrants, on the terms and conditions described in the prospectus of the Issuer to be filed with the British Columbia Securities Commission and the Alberta Securities Commission (the "Prospectus");

B. The Sponsor is an investment dealer based in Vancouver and is a member of the Vancouver, Alberta, Toronto and Montreal stock exchanges and of the Pacific District of the Investment Dealers Association of Canada, and is registered as a dealer under the Securities Act (British Columbia);

C. The Sponsor is prepared, on and subject to the terms and conditions of this Agreement, to conduct an investigation of the organization, management, business and affairs of the Issuer, sufficient to enable it to sign the certificate for the final Prospectus of the Issuer.


THEREFORE, the parties agree:


1.                INTERPRETATION

1.1               Defined Terms

In this Agreement:


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                  (a)      "Distribution"  means the  distribution by the Issuer
                           of the Units to holders of the  Securities  under the
                           Prospectus  and   "distribute"  has  a  corresponding
                           meaning;

                  (b) "Finders' Special Warrants" means the Special Warrants issued by the Issuer as a finders' fee pursuant to a private placement completed by the Issuer on February 28, 1996;

                  (c)      "Indemnified   Parties"   means  the   Sponsor,   its
                           affiliates and their respective directors, officers, employees and agents;

                  (d)      "Issuer" means HealthCare Capital Corp.;

                  (e) "Marketing Materials" means any marketing materials to be used in connection with the Offering;

                  (f)      "material     change",     "material     fact"    and
                           "misrepresentation"   have  the  respective  meanings
                           assigned in the Securities Act (British Columbia);

                  (g) "Offering" means the offering, sale and distribution of the Securities pursuant to the Prospectus;

                  (h) "Prospectus" means the final prospectus of the Issuer to be filed with the Securities Commissions in connection with the Offering;

                  (i) "Related Agreements" means any contract which may be regarded as material to the purchase of Securities, each as more particularly described in the Prospectus;

                  (j) "Securities" means the 1,870,000 Units of the Issuer issuable pursuant to the Special Warrants and additional 35,750 Units of the Issuer issuable pursuant to the Finders' Special Warrants offered under the Prospectus;

                  (k)      "Securities Commissions" means the Alberta Securities
                           Commission  and  the  British   Columbia   Securities
                           Commission;

                  (l) "Securities Law" means collectively the applicable laws, regulations, policies and prescribed forms of Alberta and British Columbia relating to the distribution of the Securities;

                  (m) "Security Holder" means any person whose subscription for Securities is accepted by the Issuer, or any subsequent transferee or successor of such person;

                  (n)      "Sponsor" means C.M. Oliver & Company Limited; and


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                  (o)      "Special  Warrants"  means  the  outstanding  special
                           warrants of the Issuer each such special warrant entitling the acquisition of one common share and one non-transferable share purchase warrant to purchase one additional common share in the capital of the Issuer.

1.2               Accounting Terms

Any accounting terms used herein which are not specifically defined in the preceding section 1.1 shall be construed in accordance with generally accepted Canadian accounting principles.

1.3               Number and Gender

Words importing the singular number include plural and vice versa and words importing gender include the masculine, feminine and neuter genders.

1.4               Headings

The division of this Agreement into sections, subsections, paragraphs, subparagraphs, schedules and clauses, and the insertion of headings and captions are for convenience of reference only and do not affect the construction or interpretation of this Agreement.

1.5               Severability

Any provision of this Agreement which may be found to be prohibited by or unenforceable pursuant to the laws of any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such unenforceability or prohibition without invalidating the remaining terms and provisions hereof.

1.6               Certificates and Certified Copies

Whenever in this Agreement reference is made to a certificate or a certified copy to be delivered by a party, unless specifically provided otherwise, such certificate or certified copy must be executed by an officer of the party who, by virtue of his office, is familiar with the subject of such certificate or certified copy and shall certify the completeness, truth and accuracy thereof as of the date of such certificate or certified copy.

1.7               Governing Law

This Agreement is governed by, and will be construed in accordance with, the laws of British Columbia, Canada.

1.8               Entire Agreement



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This Agreement,  including any thing expressly incorporated by reference herein, contains all the terms and conditions in connection with the subject matter hereof and no other agreements, written or oral, respecting such subject matter shall be deemed to exist or to bind any party.

1.9               Currency References

All dollar amounts referred to in this Agreement are in Canadian dollars unless otherwise specifically provided.


2.                APPOINTMENT OF SPONSOR

2.1               Appointment of Sponsor

The Issuer appoints the Sponsor as sponsor of the Offering and the Sponsor accepts the appointment and agrees to act as sponsor of the Issuer under the Prospectus on the terms of this Agreement.

2.2               Duties of Sponsor

As sponsor of the Issuer under the Prospectus, the Sponsor will conduct an investigation of the organization, management, business and affairs of the Issuer sufficient, in its sole discretion, to enable it to determine whether or not it is able to sign the certificate of the Prospectus.

2.3               Signature of Certificate

If, following the investigation referred to in subsection 2.2, the Sponsor determines in its sole discretion that it is able to do so, the Sponsor will sign the certificate for the Prospectus, certifying that, to the best of its knowledge, the Prospectus contains full, true and plain disclosure of all material facts relating to the Securities.

2.4               Review of Business

The Issuer will provide, or cause to be provided, to the Sponsor, its counsel and its agents a reasonable opportunity to conduct such full and comprehensive review of its business, capital, finances, operations and principals as the Sponsor, in its sole discretion, considers reasonably necessary in the circumstances.

2.5               Sponsor's Fee

For the services of the Sponsor as sponsor of the Offering and as full and complete compensation therefor, the Issuer will pay to the Sponsor the sum of $32,100 (inclusive of Goods and Services Tax), the receipt of which is acknowledged by the Sponsor.




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3.                REPRESENTATIONS AND WARRANTIES

3.1               Representations and Warranties of the Issuer

The Issuer represents and warrants to the Sponsor that:

                  (a)      Status of the Issuer

                           The Issuer, and each of its subsidiaries, is a corporation duly incorporated, validly existing and in good standing under the respective laws of the jurisdiction of its incorporation and each has all requisite power and authority and holds all material licences, certificates, consents, permits and other authorizations as are necessary to enable it to carry on its proposed business as disclosed in the Prospectus.

                  (b)      Regular Business

                           The business of the Issuer and its subsidiaries have been carried on, in all material respects, as contemplated by and in compliance with the requirements of their respective constating documents and in compliance with all applicable laws, rules and regulations, and neither the Issuer nor any of its subsidiaries is in breach of or in default under any mortgage, note, indenture, contract, instrument, lease or other document or agreement to which it is a party.

                  (c)      Corporate and Partnership Authority

                           The execution, delivery and performance by the Issuer of this Agreement and the Related Agreements, when executed and delivered, to which it is or will be a party are within the Issuer's powers, have been or will have been, at the time of execution and delivery thereof, duly authorized by all necessary corporate action and do not and will not contravene its constating documents or any provision of any contract binding on it.

                  (d)      Claims and Potential Claims

                           To the knowledge of the Issuer, no litigation, proceeding or investigation is pending or threatened before any court, agency, arbitrator or otherwise which will or might reasonably result in any material adverse change in the business, affairs or properties or conditions (financial or otherwise) of the Issuer or any of its subsidiaries or which might reasonably result in any material liability on the part of the Issuer or any of its subsidiaries.



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                  (e)      Prospectus

                           The Prospectus complies with the requirements of the Securities Law in all material respects. The Prospectus does not contain any misrepresentation or any untrue statement of a material fact or omit any statement or information, the omission of which constitutes a misrepresentation, or omit to state any material fact required to be stated or necessary to make any statement contained therein not false or misleading in light of the circumstances in which it is made and all information and statements contained in the Prospectus are true and correct. In addition, all information and statements contained in the Prospectus constitute full, true and plain disclosure of all material facts.

                  (f)      Financial Statements

                           The financial statements of the Issuer contained in the Prospectus accurately reflect the financial position of the Issuer on a consolidated basis at the dates thereof and there have been no adverse material changes in the financial position of the Issuer or any of its subsidiaries since the respective dates thereof, except as fully and plainly disclosed in the Prospectus.

                  (g)      Representations and Warranties

                           The representations and warranties in this Agreement are true and will remain true as of the date of the Prospectus.

3.2               Representations and Warranties of the Sponsor

The Sponsor represents and warrants to the Issuer that:

                  (a)      Corporate Status

                           It  is  a  corporation  duly   amalgamated,   validly
                           existing and in good standing under the laws of British Columbia.

                  (b)      Corporate Authority

                           The execution, delivery and performance by the Sponsor of this Agreement is within the Sponsor's corporate powers, has been duly authorized by all necessary corporate action and does not contravene:

                           (i)      the  memorandum  or articles of the Sponsor;
                                    or

                           (ii)     any law; or


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                           (iii)    any provision of any other contract  binding
                                    on the Sponsor.

                  (c)      Governmental Approvals

                           Except for compliance with the requirements of the Securities Law, no authorization or approval or other action by and no notice to or filing with any governmental authority or regulatory body is required for the due execution, delivery and performance by the Sponsor of this Agreement.

3.3               Survival of Representations and Warranties

Each of the parties hereto acknowledges that the other parties are relying on each of the representations and warranties addressed to such other parties set forth in section 3.1 or 3.2, as the case may be, and any representations made in any certificate issued to such other parties in connection with this Agreement notwithstanding any investigations heretofore or hereafter made by such other parties or their counsel or representatives. All such representations and warranties shall not merge in or be prejudiced by, and shall survive for a period of three years from the completion of the distribution of the Units.


4.                COVENANTS OF THE ISSUER

The Issuer covenants with the Sponsor that:

                  (a) it will take all such acts and execute, file and deliver all such documents, amendments, notices and information as may be necessary to cause the purchasers of Securities to become Security Holders of the Issuer;

                  (b) it will execute or procure the execution of all documents and use its best efforts to take or cause to be taken all steps which may be reasonably necessary to enable the transactions contemplated herein to be completed;

                  (c) it will notify the Sponsor promptly in writing of the full particulars of any material change, whether actual, anticipated or threatened, in any material fact stated or referred to in the Prospectus or which would result in an omission from the Prospectus to state a material fact necessary to make any statement contained therein not misleading in light of the circumstances in which it is made;

                  (d) during the period of distribution, distribution to the public or primary distribution to the public (as contemplated by the Securities Law) of the Securities, it will advise the Sponsor promptly of any request of any securities commission or other securities authority for a cease trading order relating to the Securities, or of the institution or threat of institution of any proceedings for that purpose, or of the receipt by it, or its counsel


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                           of any  material  communication  from any  securities
                           commission or other securities authority relating to the Prospectus or any supplements or amendments thereto;

                  (e) upon the occurrence of a material change, it shall, to the satisfaction of the Sponsor, promptly comply with all applicable filing and other requirements under the Securities Law as a result of such material change;

                  (f) the Securities, when issued, will have the attributes described in the Prospectus; and

                  (g)      it  will  deliver  or  cause  to  be  delivered   all
                           documents,   including   legal   opinions,   required
                           hereunder and by the Prospectus.


5.                EXPERT OPINIONS

The Issuer shall deliver to the Sponsor on the date of filing the Prospectus:

                  (a) a letter dated as of a date not more than one Business Day prior to the date of the Prospectus, in form and substance satisfactory to the Sponsor, from the then current auditor of the Issuer:

                           (i) stating that, in such auditor's opinion, the financial statements and notes thereto of the Issuer examined by them and included in the Prospectus covered by his report therein comply as to form in all material respects with the applicable accounting requirements of the Securities Law; and

                           (ii) stating that, in such auditor's opinion, the balance sheet of the Issuer examined by the auditor and included in the Prospectus and covered by his report therein complies as to form in all material respects with the applicable accounting requirements of the Securities Law; and

                           (iii) addressing such other matters relating to the financial information in the Prospectus to which the Sponsor may reasonably require comfort;

                  (b) a favourable legal opinion, in form and content reasonably satisfactory to the Sponsor, by counsel to the Issuer dated the date of the Prospectus and addressed to the Sponsor, relating to such legal matters as the Sponsor may reasonably request, including, without limitation, certain of the matters in section 3.1, title to the Issuer's property, and matters pertaining to the Securities Law;


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                  (c)      a certificate of the Issuer certifying  certain facts
                           relating  to the  business  of the  Issuer,  and  its
                           affairs  as  may  be  reasonably   requested  by  the
                           Sponsor; and

                  (d) any other certificates, comfort letters or opinions in connection with any matter related to the Prospectus which are reasonably requested by the Sponsor or their legal counsel.


6.                TERMINATION

6.1               Term of Agreement

This Agreement shall terminate and, subject to the provisions set forth below, be of no further force or effect on the exercise by the Sponsor of its right to terminate this Agreement as provided in subsection 6.2, provided that, in any event, sections 3, 7 and 8 and, in the event that such termination occurs by virtue of paragraph 6.2(b), subsection 2.5 shall not terminate (except as set forth therein) and shall continue in full force and effect for the benefit of the Sponsor or the other parties to this Agreement, as the case may be.

6.2               Termination of Agreement

The Sponsor may, at its sole option, terminate this Agreement at any time prior to the issuance of a receipt for the Prospectus by all of the Securities Commissions by notice in writing to the Issuer if:

                  (a) any representation or warranty made by or on behalf of the Issuer herein or in any certificate delivered in connection with this Agreement proves to have been incorrect in any material respect when made;

                  (b) any material adverse change occurs in the business or financial condition of the Issuer or any of its subsidiaries;

                  (c) the Issuer breaches or fails to perform or observe any of the covenants or agreements to be performed or observed by it hereunder;

                  (d)      any order  operating  to  restrict,  prevent or cease
                           trading   in  the   Securities   is  made  under  the
                           Securities Law;

                  (e) any inquiry or investigation, whether formal or informal, is commenced or threatened by a securities commission against the Issuer or its directors, officers or agents; or

                  (f) any of the conditions set forth in section 5 are not satisfied.



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6.3               Obligations of Sponsor Clarified

For greater certainty, the Sponsor is obligated under this Agreement, subject to subsection 6.2, only to perform the investigation referred to in subsection 2.2, and nothing in this Agreement will obligate the Sponsor to sign the certificate for the Prospectus, unless, in its sole discretion, it considers itself able to do so.


7.                COSTS, EXPENSES AND TAXES

Whether or not the Sponsor signs the certificate as contemplated in subsection 2.3, the Issuer will bear the costs and expenses in connection with the Offering, the preparation, execution and delivery of this Agreement, amendments to the Prospectus and the other documents to be delivered hereunder, including, without limitation:

                  (a) the reasonable fees and out-of-pocket expenses of counsel for the Sponsor with respect thereto (which fees, not including expenses and taxes, are not expected to exceed $15,000 but may after consultation with and receipt of the prior approval of the Issuer) and with respect to advising the Sponsor as to its rights and responsibilities under this Agreement;

                  (b) fees and costs of preparing and reproducing the Prospectus, any amendments thereto and any other Marketing Materials prepared by the Issuer;

                  (c) filing fees in connection with compliance with the Securities Law;

                  (d) all costs and expenses associated with obtaining an assessment report in compliance with Interim Local Policy Statement 3-17 of the British Columbia Securities Commission, if required; and

                  (e) all costs and expenses, if any (including reasonable counsel fees and expenses), in connection with the enforcement of this Agreement, and the other documents to be delivered hereunder.


8.                INDEMNIFICATION

8.1               Indemnification of Indemnified Parties

The Issuer shall and does hereby indemnify and save the Indemnified Parties harmless from and against any liability, claim, demand or loss, excluding loss of profits, which the Indemnified Parties may suffer, whether pursuant to statute or otherwise, howsoever arising, in consequence of:



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                  (a)      any  statement  or  omission  in the  Prospectus,  or
                           otherwise made or omitted by the Issuer in connection with the Offering, being or being alleged to be a misrepresentation;

                  (b)      the  Issuer not  complying  with any  requirement  of
                           applicable   legislation  of  Canada  or  of  British
                           Columbia or Alberta; or

                  (c) any order made or any inquiry, investigation or proceeding commenced, threatened or announced by any securities regulatory authority or other competent authority in British Columbia, Alberta or Ontario which prevents or restricts trading in or the sale or distribution in British Columbia and Alberta of the Securities.

8.2               Right to Counsel

If any claim contemplated by this section is asserted against any of the Indemnified Parties, the Issuer shall be entitled (but not required) to assume the defence on behalf of the Indemnified Parties of any suit brought to enforce such claim, provided that the defence shall be through legal counsel acceptable to the Indemnified Parties and no admission of liability shall be made by the Issuer or the Indemnified Parties without, in each case, the prior written consent of all the parties hereto, such consent not to be unreasonably withheld. Any of the Indemnified Parties shall have the right to employ separate counsel in any such suit and participate in the defence thereof, at the expense of the Issuer.

8.3               Indemnity

The indemnity provided for in this section will not be limited or otherwise affected by any other indemnity obtained by the Sponsor from any other person in respect of any matters specified in this Agreement and will continue in full force and effect until all possible liability of the Sponsor arising out of the transactions contemplated by this Agreement has been extinguished by the operation of law.


9.                NOTICES

Any notice required or permitted to be given hereunder shall be in writing and be given by personal service, telex, telegram, telecopy or by registered letter, with postage fully prepaid, to the address set forth below:



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                                                     - 12 -


                  (a)      if to the Issuer at:

                           HealthCare Capital Corp.
                           c/o Ballem MacInnes
                           Barristers and Solicitors
                           First Canadian Centre
                           1800, 350-7th Avenue S.W.
                           Calgary, Alberta
                           T2P 3N9
                           Attention:       William DeJong
                           Telephone:       (403) 292-9800
                           Fax:             (403) 233-8979

                  (b)      if to the Sponsor at:

                           C.M. Oliver & Company Limited
                           2nd Floor, 750 West Pender Street
                           Vancouver, B.C.
                           V6C 1B5
                           Attention:       Lyle Davis
                           Telephone:       (604) 668-6700
                           Fax:             (604) 681-8964

Any notice delivered personally or by telex, telegram or telecopy shall be deemed to be received by and given to the addressee on the day of delivery. Any notice mailed as aforesaid shall be deemed to have been received by and given to the addressee on the fifth Business Day following the date of mailing except in the event of a disruption of postal service, in which event notice shall be delivered personally or given by telex, telegram or telecopy. Either party hereto may designate a new address by giving written notice thereof to the other party at least ten days in advance of the effective date of such designation.


10.               MISCELLANEOUS

10.1              Amendments, Etc.

No amendment or waiver of any provision of this Agreement nor consent to any departure by the Issuer therefrom shall in any event be effective unless it is in writing and signed by the Sponsor and then such waiver or consent will be effective only in the specific instance and for the specific purpose for which given.

10.2              Time

Time shall be of the essence of this Agreement.



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                                                     - 13 -

10.3              Binding Effect

This Agreement is binding upon and enures to the benefit of the parties and their respective successors and assigns, and no party shall have the right to assign its rights hereunder or any interest herein without the prior written consent of the other parties.

10.4              Governing Law

This Agreement will be governed by the law of British Columbia and the parties attorn to the non-exclusive jurisdiction of the courts of British Columbia for the resolution of all disputes arising in connection with this Agreement.


11.               EXECUTION IN COUNTERPART

This Agreement may be executed by any party in two or more counterparts, each such counterpart will be deemed to be an original, and all such counterparts taken together will constitute one and the same agreement.



IN WITNESS of this Agreement, the parties have executed and delivered this Agreement as of the date given above.


HEALTHCARE CAPITAL CORP.


By:      /s/ Douglas F. Good
Title:   Chief Financial Officer



C.M. OLIVER & COMPANY LIMITED


By:      /s/ C. M. O'Brian
Title:   Chairman


AG2432.386 [097]

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